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                                                                    EXHIBIT 10.1


                              CONSENT OF ACCOUNTANT

         We hereby consent to the use of our report dated March 28, 2000, on the financial statements of InterConexus.com, Inc. for the period ended March 28, 2000. Such report is being included in a Registration Statement to be filed by InterConexus.com, Inc. on Form 10-SB.


                                              /s/ Klesman, Halper & Co., P.C.



Palos Heights, Illinois
March 31, 2000